UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2007
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (609) 275-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.
AMENDMENT TO CREDIT FACILITY
On June 4, 2007, Integra LifeSciences Holdings Corporation (the “Company”) entered into a third amendment to its credit agreement with a syndicate of lending banks, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank of Canada, as Co-Documentation Agents.
The amendment modified certain financial and negative covenants. In particular, the amendment:
*	replaces the maximum senior leverage ratio that the Company is permitted to have with a maximum senior secured leverage ratio,
*	permits a certain amount of cash on the Company’s balance sheet to be subtracted from outstanding debt for the purpose of calculating both the maximum consolidated total leverage ratio and the maximum consolidated senior secured leverage ratio that the Company is permitted to have,
*	permits the Company to issue up to $360 million of senior convertible notes, up to $200 million of which may have a 3-year maturity,
*	permits the Company to repurchase up to $125 million of equity in conjunction with the proceeds of the senior convertible notes that the Company plans to issue,
*	permits the Company to repay the convertible notes with the 3-year maturity that the Company plans to issue if either a liquidity ratio or total leverage ratio test is met,
*   reduces the basket for senior unsecured debt from $50 million to $25 million,
*	permits transfers of foreign subsidiaries of the Company to both domestic subsidiaries and foreign subsidiaries,
*   provides that all financial covenant ratios be performed on a pro-forma basis, and
*	permits cash payment for fractional shares issuable upon conversion of convertible notes without using the restricted payments basket.
A copy of the amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth in Item 1.01 above is incorporated by reference into this Item.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Third Amendment, dated as of June 4, 2007, among Integra LifeSciences Holdings Corporation, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank of Canada, as Co-Documentation Agents

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: June 5, 2007	By:	/s/ Stuart M. Essig
Stuart M. Essig
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

4.1	Third Amendment, dated as of June 4, 2007, among Integra LifeSciences Holdings Corporation, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank of Canada, as Co-Documentation Agents